THE PINNACLE FAMILY OF TRUSTS,
                           TECHNOLOGY TRUST SERIES V

                 Supplement to Prospectus dated April 20, 2000

On July 28, 2000, 3Com Corp. (COMS) issued a spinoff of Palm, Inc. (PALM) at the distribution rate of 1.48320872. The trust, which held 20,187 shares of 3Com Corp. (COMS), received 29,941 shares of Palm, Inc. (PALM).